UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: April 26, 2007


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19027                   84-1057605
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                    (Address of Principal Executive Offices)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02  Results of Operations and Financial Condition.

     On April 26, 2007, Simtek Corporation (the "Company") issued a press release titled, "Simtek Reports 66% Product Revenue Growth and $0.02 Per Share Ex-item Profit for First Quarter 2007".

Following is a summary of the financial results:

     Total revenue for the first quarter of 2007 was $7.9 million, consisting entirely of product revenue, representing a 66% increase over product revenue of $4.7 million in Q106. Revenue was reduced due to inventory returned by a distributor terminated by the Company in the quarter. The Company reported ex-item net income for the first quarter of $321 thousand, or $0.02 per share, compared to an ex-item net loss of $20 thousand, or ($0.00) per share in Q106. The 2006 net loss includes the benefit of the $1.0 million of royalty revenue received from Cypress Semiconductor. There was no such revenue in the 2007 period. Ex-item income excludes the effects of stock options, amortization of acquisition related costs, contractual milestone payments to Cypress Semiconductor to be paid from the restricted cash account, and costs associated with the new strategic business opportunity. On a GAAP basis, the Company reported a net loss for the 2007 period of $490 thousand or ($.03) per share compared to a loss of $901 thousand or ($0.06) per share for the comparable 2006 period.

     The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.



Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits

         Exhibit Number   Description
         --------------   -----------

               99.1 Press Release, dated April 26, 2007, titled "Simtek Reports 66% Product Revenue Growth and $0.02 Per Share Ex-item Profit for First Quarter 2007".























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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


April 26, 2007






































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




                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    99.1 Press Release, dated April 26, 2007, titled "Simtek Reports 66% Product Revenue Growth and $0.02 Per Share Ex-item Profit for First Quarter 2007".





































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